UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

MEDIACO HOLDING INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on May 14, 2020.  Meeting Information  MEDIACO HOLDING INC.  Meeting Type: Annual Meeting  For holders as of: March 9, 2020  Date: May 14, 2020* Time: 9:00 a.m., local time  Location:  Pillsbury Winthrop Shaw Pittman LLP  31 W. 52nd Street  New York, NY 10019  You are receiving this communication because you hold shares in the  company named above.   This is not a ballot. You cannot use this notice to vote these shares. This  communication presents only an overview of the more complete proxy  materials that are available to you on the Internet. You may view the  proxy materials online at www.proxyvote.com or easily request a paper copy  (see reverse side).   * Due to concerns relating to the evolving coronavirus (COVID-19) situation,  we may decide to hold the meeting in a different location or solely by means  of remote communication (i.e., a virtual-only meeting). We plan to announce  any such updates on our website (www.MediaCoHolding.com) under the  Investors heading, and we encourage you to check this page of our website  prior to the meeting if you plan to attend.  We encourage you to access and review all of the important information  contained in the proxy materials before voting.  MEDIACO HOLDING INC.  40 MONUMENT CIRCLE  INDIANAPOLIS, IN 46204  D03548-P34173  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT FORM 10-K  How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX   (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before April 30, 2020 to facilitate timely delivery.  How To Vote  D03549-P34173  Please Choose One of the Following Voting Methods  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the  possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any  special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.     Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

PROPOSALS TO BE VOTED ON AT THE 2020 ANNUAL MEETING OF SHAREHOLDERS  BY THE HOLDERS OF CLASS A COMMON STOCK  The Board of Directors recommends you vote FOR  the following:  1. Election of Director   Nominee:   1a. J. Scott Enright  The Board of Directors recommends voting FOR proposals 2, 3 and 4.  2. Approval of the 2020 Equity Compensation Plan as disclosed in the proxy statement.  3. Approval of the potential issuance of additional Class A Shares.  4. Ratification of the selection of Ernst & Young LLP as MediaCo Holding Inc.’s independent registered public accountants for the year ending December 31, 2020.  NOTE: Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.  D03550-P34173

PROPOSALS TO BE VOTED ON AT THE 2020 ANNUAL MEETING OF SHAREHOLDERS  BY THE HOLDERS OF CLASS B COMMON STOCK      The Board of Directors recommends you vote FOR  the following:  1. Election of Director   Nominee:   1a. Mary Beth McAdaragh  The Board of Directors recommends voting FOR proposals 2, 3 and 4.  2. Approval of the 2020 Equity Compensation Plan as disclosed in the proxy statement.  3. Approval of the potential issuance of additional Class A Shares.  4. Ratification of the selection of Ernst & Young LLP as MediaCo Holding Inc.’s independent registered public accountants for the year ending December 31, 2020.  NOTE: Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.  D03551-P34173

D03552-P34173